EXHIBIT 1

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                                                                       EXHIBIT 1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 33-10106) of Compaq Computer Corporation of our report dated June 15, 1997 appearing on page 3 of this Form 11-K.



/s/ PRICE WATERHOUSE LLP
PRICE  WATERHOUSE  LLP

Houston,  Texas
June  30,  1998